UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
          On September 8, 2009, Terra Industries Inc. (the “Company”) issued a press release announcing that the Company has sent a letter to shareholders in connection with the Company’s 2009 annual meeting of shareholders (the “2009 Annual Meeting”), which has been scheduled for November 20, 2009. The record date for determining shareholders entitled to receive notice of, and to vote at, the 2009 Annual Meeting is October 9, 2009.
          Because the date of the 2009 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2008 annual meeting of shareholders held on May 6, 2008, any shareholder proposal that is submitted to be considered for inclusion in the Company’s proxy statement for the 2009 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Company by the close of business on September 18, 2009. Proposals should be sent to the Company’s Secretary at the Company’s principal executive offices, Terra Industries Inc., Terra Centre, 600 Fourth Street, P.O. Box 6000, Sioux City, Iowa 51102-6000, and must comply with the applicable requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.
          A shareholder proposal not included in the Company’s proxy statement for the 2009 Annual Meeting will not be eligible for presentation at the 2009 Annual Meeting unless the shareholder gives timely notice of the proposal in proper written form to the Company’s Secretary and otherwise complies with the provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”). For a shareholder notice to be timely under the Bylaws, it must be delivered to the Company’s principal executive offices no earlier than the close of business on the 120th day prior to the 2009 Annual Meeting and no later than the close of business on September 18, 2009. Please refer to the full text of the Bylaws for additional information about the advance notice provisions and requirements as well as other information required to be in a shareholder notice.
          A copy of the press release and the letter to shareholders of the Company are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit
99.1	Press release issued September 8, 2009 by Terra Industries, Inc.

99.2	Letter to shareholders of Terra Industries Inc. dated September 8, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By:	/s/ John W. Huey
Name:	John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary
Date: September 8, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued September 8, 2009 by Terra Industries, Inc.

99.2	Letter to shareholders of Terra Industries Inc. dated September 8, 2009.